THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:


     That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                        /s/George C. Kokulis
                                        Director, President and
                                        Chief Executive Officer
                                        The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------



     KNOW ALL MEN BY THESE PRESENTS:


     That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                          /s/Glenn D. Lammey
                                          Director, Chief Financial Officer and
                                          Chief Accounting Officer
                                          The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.



                                          /s/Marla Berman Lewitus
                                          Director
                                          The Travelers Life and Annuity Company

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                         /s/Kathleen L. Preston
                                         Director
                                         The Travelers Life and Annuity Company